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                                                                   EXHIBIT 10.27


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
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     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), dated as
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of April 22, 1998, is entered into by Jackson Products, Inc. (the "Company") and
Robert H. Elkin ("Executive").  Capitalized terms used herein, but not otherwise
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defined herein, shall have the meaning given such terms in the Employment
Agreement (the "Agreement"), dated as of August 16, 1995, between the Company
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and Executive.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company and Executive entered into an Employment Agreement dated as of August 16, 1995, in which Executive agreed to serve as the Chief Executive Officer and President of the Company; and

     WHEREAS, the Company and Executive, in recognition of the services provided by Executive to the Company, wish to amend the Agreement and the Management Subscription Agreement, dated as of August 16, 1995, between the Company, the Executive and the other signatories thereto (the "Management Subscription
                                                  -----------------------
Agreement"), in each case in the manner set forth herein;
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     NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

     1. The Preamble of the Agreement is hereby amended by deleting the words "Flex-O-Lite, Inc." and substituting therefor "Jackson Products, Inc."

     2. Section 3(a) of the Agreement is amended and restated in its entirety as follows:

          (a)  The "Term of Employment" shall commence on the date hereof and
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     shall continue until December 31, 2001 (the "Initial Term"); provided,
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     that, (i) such term shall continue for the twelve month period following such Initial Term, and for each twelve month period thereafter (each, an "Additional Term"), unless at least 180 days prior to the scheduled
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     expiration date of the Initial Term or any Additional Term, either the
     Executive or the Company notifies the other of its decision not to continue such term and (ii) should the Executive's employment by the Company be earlier terminated pursuant to Section 3(b) or by the Executive pursuant to
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     Section 3(c), the Term of Employment shall end on the date of such earlier
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     termination.

     3. The first sentence of Section 4(a) of the Agreement is hereby amended and restated in its entirety as follows:
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          (a)  As base compensation for his services hereunder, in biweekly installments, commencing on April 22, 1998, a base salary at a rate of $414,000 per annum, as increased on an annual basis to reflect the increase in the United States Cost of Living Index for All Urban Consumer (CPI-U) for the St. Louis, Missouri area (the "CPI-U Index") or at the discretion
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     of the Board of Directors.

     4. The first sentence of Section 4(b) of the Agreement is hereby amended by deleting the word "sixty-five" and substituting therefor "seventy-five."

     5. Section 4(b) of the Agreement is hereby further amended by adding the following prior to the last sentence thereof:

     Notwithstanding the foregoing, Executive and the Company agree that an amount representing 30% of the bonus available to Executive for the 1998 fiscal year shall be deemed to be earned by Executive. Such amount shall otherwise be payable to Executive in accordance with the provisions of this
     Section 4(b).
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     6.  Section 12 of the Agreement is hereby amended by adding the following as the final sentence thereof:

     The Company agrees and acknowledges that, so long as Executive is an employee of the Company, it shall not pay any management fees to TJC Management Corporation pursuant to Section 2(a) of the Second Amended and
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     Restated Management Consulting Agreement, dated as of April 22, 1998, between the Company and TJC Management Corporation in excess of $750,000 per annum.

     7. Solely with respect to Messrs. Elkin and Paule, Section 10(j) of the Management Subscription Agreement is hereby amended by deleting the number "5.0" and substituting therefor "6.0."

     8. Except as herein amended, the Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.
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     IN WITNESS WHEREOF, each of the undersigned has signed this Amendment as of the date first above written.



                                                JACKSON PRODUCTS, INC.



                                                By: /s/ A. Richard Caputo, Jr.
                                                   ---------------------------
                                                   Name:  A. Richard Caputo, Jr.
                                                   Title: Vice President



                                                /s/ Robert H. Elkin
                                                --------------------------------
                                                Robert H. Elkin